UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2025

THE HARTFORD INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Insurance Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
The Hartford Financial Services Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Certificate of Incorporation

On February 6, 2025, the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company") approved a recommendation to amend and restate the Restated Certificate of Incorporation of the Company (as so amended and restated, the "Amended and Restated Charter") to (i) change the name of the Company to The Hartford Insurance Group, Inc., effective February 6, 2025 and (ii) incorporate previous amendments to date. The Amended and Restated Charter became effective upon filing with the Office of the Secretary of State for the State of Delaware on February 6, 2025.

The foregoing summary of the Amended and Restated Charter is qualified in its entirety by reference to its full text, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendments to Amended and Restated Bylaws

On February 6, 2025, the Board of Directors of the Company adopted and approved amendments to the Amended and Restated Bylaws of the Company (the "Bylaws"), effective February 6, 2025, to (i) reflect the change in the Company's name to The Hartford Insurance Group, Inc., (ii) extend the right to call a special meeting to stockholders holding at least twenty-five percent of shares of the Company’s common stock, $0.01 par value per share, then-outstanding and eligible to vote on the issue(s) to be considered at such special meeting, subject to certain conditions and limitations as set forth therein, and (iii) make certain other updates, clarifications and ministerial and conforming changes.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On February 6, 2025, the Company issued a press release regarding the events described in Item 5.03 above relating to the Company's name change. The press release also announced certain new branding and marketing initiatives.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

Exhibit No.

3.01	Amended and Restated Certificate of Incorporation, as filed on February 6, 2025

3.02	Amended and Restated Bylaws, amended and restated effective February 6, 2025

99.1	Press Release of The Hartford Insurance Group, Inc. dated February 6, 2025

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Insurance Group, Inc.

February 6, 2025	By:	/s/ Terence Shields
Name: Terence Shields
Title: Senior Vice President & Corporate Secretary